SCHEDULE 14A

INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

THUNDER MOUNTAIN GOLD, INC. (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee	(Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11
Title of each class of securities to which transaction applies:
Aggregate number of securities to which transaction applies:
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Proposed maximum aggregate value of transaction:
Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

THUNDER MOUNTAIN GOLD, INC.

Phone: 208-658-1037

Fax:  208-322-5626

11770 President Drive, Ste. F, Boise, Idaho  83713

December 8, 2014

Dear Shareholder:

You are cordially invited to attend Thunder Mountain Gold, Inc.’s annual meeting of shareholders on January 20, 2015, at 1:00 p.m. Mountain Time. The meeting will be held at The Courtyard by Marriott, 1789 South Eagle Road, Meridian, ID  83642. The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

There is one change to the Board slate this year.  R. Llee Chapman has resigned from the Board during the year. We thank him for his years of service to the Company.

The Company is once again taking advantage of the Securities and Exchange Commission rules that allows us to provide proxy materials over the Internet. On or about December 10, 2014, we will begin mailing a Notice of Internet Availability of Proxy Materials to stockholders informing them that the Proxy Statement, 2014 Annual Report, and voting instructions are available online.

As more fully described in that Notice, all stockholders may choose to access proxy materials on the Internet or may request paper copies of the proxy materials. We believe that using the Internet reduces costs, provides greater flexibility to our shareholders, and conserves resources.  Subsequent to the formal meeting and its items of business at the Annual Meeting, Jim Collord and I will review major Company developments over the past year and share with you our plans for the future. You will have an opportunity to ask questions and express your views to the management of the Company. Members of the Board of Directors will also be present.

Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. Please vote your shares using the Internet or the designated toll-free telephone number, or by requesting a printed copy of the proxy materials and completing and returning by mail the proxy card you will receive in response to your request. Instructions on each of these voting methods are outlined in the enclosed Proxy Statement. Please vote as soon as possible.

I hope to see you on January 20, 2015.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting of Shareholders, we urge you to vote and submit your proxy by the Internet (see below for instructions) or mail so that a quorum may be represented at the meeting. Any person giving a proxy has the power to revoke it at any time, and stockholders who are present at the meeting nay withdraw their proxies and vote in person.  If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

Sincerely,

Eric T. Jones President & Principal Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on January 20, 2015:
The Notice of Annual Meeting and Proxy Statement and Annual Report to Shareholders are available at

www.edocumentreview.com/THMG

Voting by the Internet is fast, convenient and your vote is immediately confirmed and posted. To vote by the Internet, first read the accompanying Proxy Statement and then follow the instructions below:

VOTE BY INTERNET
1.	Go to www.investorvote.com/THMG
2.	Follow the step-by-step instructions provided.

PLEASE DO NOT RETURN THE ENCLOSED PAPER BALLOT IF YOU ARE VOTING OVER THE INTERNET

THUNDER MOUNTAIN GOLD, INC.

 11770 W. President Drive, Ste. F, Boise, Idaho  83713

208-658-1037

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD January 20, 2015

To the shareholders of THUNDER MOUNTAIN GOLD, INC.:

The Annual Meeting of Shareholders of Thunder Mountain Gold, Inc. (the “Company”), a Nevada Corporation, will be held at The Courtyard by Marriott,1789 South Eagle Road, Meridian, Idaho  83642 on January 20, 2015 at 1:00 p.m. Mountain Time for the following purposes:

1.

To Elect Directors.

2.

To ratify and reapprove the Stock Option Plan.

3.

To ratify DeCoria, Maichel & Teague as independent auditors.

4.

To transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Only Shareholders of record, at the close of business on December 1, 2014, are entitled to notice of and to attend and to vote at the meeting. A telephone conference call-in number for the meeting has been made available at 1-951-797-1058 (Bridge Number 187099). Interested parties are encouraged to visit the Company’s website at www.thundermountaingold.com for additional information. Information on our website does not form any part of the material for solicitation of proxies.

By order of the Board of Directors,

THUNDER MOUNTAIN GOLD, INC.

/s/ ERIC JONES

ERIC JONES, President & Principal Executive Officer

December 10, 2014 / Approximate Date of mailing to Shareholders

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND COMPLETING AND RETURNING BY MAIL THE PROXY CARD YOU WILL RECEIVE IN RESPONSE TO YOUR REQUEST. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING.ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON.  IF YOU HOLD YOUR SHARES THROUGH AN ACCOUNT WITH A BROKERAGE FIRM, BANK OR OTHER NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM THEM TO VOTE YOUR SHARES.

THUNDER MOUNTAIN GOLD, INC.

11770 W. President Drive, Ste. F

BOISE, IDAHO 83713

208-658-1037

PROXY STATEMENT

Relating to

ANNUAL MEETING OF SHAREHOLDERS

to be held on January 20, 2015

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Thunder Mountain Gold, Inc. a Nevada corporation (the "Company"), to holders of shares of the Company’s Common Stock ("Common Stock") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on The Courtyard by Marriott,1789 South Eagle Road, Meridian, Idaho  83642 on January 20, 2015 at 1:00 p.m. Mountain Time,  and any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of the Annual Meeting.

Unless otherwise indicated, all dollar amounts in this Proxy Statement are in United States dollars.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 2015

Our 2014 Notice of Annual Meeting, Proxy Statement and Annual Report are available at: www.edocumentreview.com/THMG

PURPOSES OF ANNUAL MEETING

Election of Directors

At the Annual Meeting, shareholders entitled to vote (see “Voting at Annual Meeting”) will be asked to consider and take action on the election of six (6) individuals to the Corporation’s Board of Directors to each serve until the next annual meeting or until his successor shall have been elected and shall have qualified. See “Election of Directors”.

Ratification and Reapproval of Stock Option Plan

At the Annual Meeting, shareholders entitled to vote (see "Voting at Annual Meeting") will be asked to consider and take action to ratify and reapprove a Stock Option Plan. See "Ratification and Reapproval of Stock Option Plan”.

Ratification of Auditors

At the Annual Meeting, shareholders entitled to vote (see “Voting at Annual Meeting”) will be asked to consider and take action to ratify the appointment of independent auditors. See “Ratification of Auditors”.

Other Business

To transact other matters as may properly come before the Annual meeting, postponement(s) or any adjournment(s) thereof. See "Other Matters".

VOTING AT ANNUAL MEETING AND PRINCIPAL SECURITY HOLDERS

General

The close of business on the Record Date of December 1, 2014 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 39,917,549 shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of the outstanding Common Stock, present at the meeting in person or by proxy.

Proxies

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted for the resolutions as follows: (1) FOR election of six directors; (2) FOR the ratification and reapproval of the Stock Option Plan; (3) FOR ratification of DeCoria, Maichel & Teague P.S. as independent auditors; and, (4) in accordance with the best judgment of the named proxies on any other matters properly brought before the Annual Meeting.

Internet Voting

We are furnishing proxy materials to our shareholders primarily via the Internet, instead of mailing printed copies of those materials to each shareholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. On December 10, 2014, we mailed a Notice of Internet Availability of Proxy Materials to certain of our shareholders. The Notice contains instructions about how to access our proxy materials and vote online or vote by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise.

A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by timely executing and returning, by Internet, mail, or in person at the Annual Meeting, a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company, or by attending the Annual Meeting and voting in person or delivering instruction to the Company via email and with written confirmation. A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetence is received by the Company from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote "for" nor "against" the election of any director. Each of the other matters must be approved by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval.  The shares of a shareholder whose ballot on any or all proposals is marked as “abstain” will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum.

Broker non-votes, shares held by brokers or custodians for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how you would like your shares voted through the voting instruction form included with this Proxy Statement.

If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a “legal proxy” from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as “uninstructed shares.” Whether your broker or custodian has the discretion to vote these shares on your behalf are routine matters for consideration at the meeting, in this case, item 3, the ratification of the appointment of our independent auditors for 2014. Prior to January 1, 2010 brokers and custodians were allowed to vote uninstructed shares in uncontested director elections. Beginning January 1, 2010, brokers and custodians can no longer vote uninstructed shares on your behalf in director elections. For your vote to be counted, you must submit your voting instruction form to your broker or custodian.

For purposes of our majority vote standard for uncontested director elections, the following will not be votes cast: (a) a share whose ballot is marked as withheld, (b) a share otherwise present at the meeting but for which there is an abstention, and (c) a share otherwise present at the meeting as to which a shareholder gives no authority or direction.

Vote confidentiality

We maintain the confidentiality of the votes of individual shareholders. Ballots, proxy forms, and voting instructions returned to brokerage firms, banks, and other holders of record are kept confidential. Only the proxy solicitor, the proxy tabulator, and the inspector of election have access to the ballots, proxy forms, and voting instructions. The proxy solicitor and the proxy tabulator will disclose information taken from the ballots, proxy forms, and voting instructions only if there is a proxy contest, if the shareholder authorizes disclosure, to defend legal claims, or as otherwise required by law. If you write comments on your proxy card or ballot, management may learn how you voted in reviewing your comments.

Proposal Number	Item	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of Directors	Majority of shares cast	Not counted	Not voted
2	Ratify and Reapprove the Stock Option Plan	Majority of shares cast	Not counted	Not Voted
3	Ratification of Independent Auditors	Majority of shares cast	Not counted	Discretionary vote

The Company will bear all the costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders. In addition to the solicitation of proxies by use of the mails, the directors, officers, and employees of the Company, without additional compensation, may solicit proxies personally or by telephone or telegram.

Future Stockholder Communications through the Internet

Stockholders may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. The consent of stockholders who have previously consented to electronic delivery will remain in effect until withdrawn. To consent to electronic delivery:

•

stockholders whose shares are registered in their own name, and not in “street name” through a broker or other nominee, may simply log in to www.investorvote.com/THMG, the Internet site maintained by  ComputerShare Investor Services and follow the step-by-step instructions; and

•

stockholders whose shares are registered in “street name” through a broker or other nominee must first vote their shares using the Internet, at: www.proxyvote.com, the Internet site maintained by Broadridge Financial Solutions, Inc. and immediately after voting, fill out the consent form that appears on-screen at the end of the Internet voting procedure.

The consent to receive stockholder communications through the Internet may be withdrawn at any time to resume receiving stockholder communications in printed form.

5% Beneficial Owners

Persons and groups who beneficially own in excess of 5% of our shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934. The following table sets forth, as of December 31, 2013, the shares of our common stock beneficially owned by each person known to us who was the beneficial owner of more than 5% of the outstanding shares of our common stock.

Name	Number of Shares Owned	Percent of Common Stock Outstanding
E. James Collord	1,703,200(2)(3)	4.3%
Eric T. Jones	2,180,508(2)	5.4%

PROPOSAL 1:  TO ELECT DIRECTORS

Nominees for election of Directors

It is intended that the proxies solicited hereby will be voted for election of the nominees for directors listed below, unless authority to do so has been withheld. The Board of Directors knows of no reason why its nominees will be unable to accept election. However, if a nominee becomes unable to accept election, the Board will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

The Board has no reason to believe that any of the nominees will be unwilling or unable to serve as a director.

Under the current bylaws of the Company the proposed term of office for which each nominee is a candidate is until the 2014 Annual Meeting of Shareholders or until his successor shall have been elected and shall have qualified.

The affirmative vote of the majority of the common shares represented at the meeting and entitled to vote, is required for election of each of the directors.

Effective September 5, 2014, R. Llee Chapman resigned as a Director of Thunder Mountain Gold, Inc. There was no known disagreement with Mr. Chapman on any matter relating to the Company’s operations, policies or practices.

Nominees

Six directors will be elected at the meeting, each to a one year term, to hold office until the next annual meeting of Shareholders and until such director’s successor shall be elected and shall qualify or until his earlier resignation, removal from office or death.

The names of the nominees, their principal occupations or employment and other data regarding them, based on information received from the respective nominees, are hereinafter set forth:

Name	Age	Office with the Company	Appointed to Office
Eric T. Jones	52	President, Chief Executive Officer, Director	Since March, 2006
E. James Collord	67	Vice-President, Chief Operating Officer	Since 1978
Edward D. Fields	76	Director	Since March 2006
Douglas J. Glaspey	60	Director	Since June 2008
Joseph H. Baird	60	Director	Since January 9, 2014
Larry D. Kornze	64	Director	Since January 2013

Background and experience

Eric T. Jones has over 25 years of mining, financial and entrepreneurial experience.  He has held positions with Dakota Mining Corp. as General Mine Manager of the Stibnite Mine gold heap leach operation; Hecla Mining Company at their Rosebud Mine in Nevada and Stibnite, Idaho; and with CoCa Mines Cactus Gold Mine in Mojave California where he worked as Mine Engineer.  Eric has experience in start-up companies in the technical, materials, and finance space. Because of Eric’s varied business experience, in 2006 the Board appointed him to the position of Secretary/Treasurer and Chief Financial Officer.  In February 2008 Eric joined Thunder Mountain Gold as Chief Financial Officer, and Vice President of Investor Relations and Business Development. He currently serves as our President and Chief Executive Officer.

E. James Collord has a Masters in Science degree in exploration geology from the Mackay School of Mines, University of Nevada, Reno (1980).  He has been a mining professional for 37 years, employed in a variety of capacities, including mill construction superintendent, exploration geologist, mine construction and reclamation manager, and in environmental and lands management.  During the period 1975 through 1997, Jim worked for Freeport Exploration where he worked with a successful exploration team that discovered several Nevada mines.  Later in his Freeport career, he managed mining operations and lead permitting efforts.  For the period 1997 through 2005, Jim was Environmental and Lands Superintendent at Cortez Gold Mines, a large Nevada mine that was a joint venture between Placer Dome and Kennecott Minerals. After retirement from Cortez, and until his employment by Thunder Mountain Gold, Inc. in April 2007, he managed the Elko offices for environmental and hydrogeologic consulting groups. He is the grandson of Daniel C. McRae, the original locator of the gold prospects in the Thunder Mountain Gold Mining District in the early 1900s. He currently serves as Chief Operating Officer and Vic-President.

Edward D. Fields is a professional mineral resource geologist with over 40 years of experience.  He was Manager of Mineral Resources for Boise Cascade Corporation (1983-1999), and was responsible for the discovery of a significant underground gold resource in Washington State.  He also worked for Kennecott Copper Company at their Ok Tedi Mine in Papua New Guinea and as Chief Geologist for the Duval Corporation at the Battle Mountain, Nevada copper-gold mine.  Mr. Fields has a MS degree in geology from the University of Wyoming.

Douglas J. Glaspey is currently Chief Operating Officer  and a Director of U.S. Geothermal, Inc., which currently trades on the American Stock Exchange (Symbol: HTM). Mr. Glaspey has 29 years of operating and management experience with experience in production management, planning and directing resource exploration programs, preparing feasibility studies and environmental permitting.  He formed and served as an executive officer of several private resources companies in the U.S., including Drumlummon Gold Mines Corporation and Black Diamond Corporation.  He holds a BS degree in Mineral Processing and an Associate of Science in Engineering Science.

Larry D. Kornze, B.Sc. is geological engineer with over 45 years experience in the precious metals industry. Mr. Kornze was the General Manager of Exploration and U.S. Exploration Manager for Barrick Gold Corporation (NYSE: ABX) from 1987 to 2001, on projects ranging from the Americas to International projects, including Mexico, Central America, China, Philippines, Myanmar, Ethiopia, Uzbekistan, Kyrgyzstan, Indonesia, Peru, Bolivia, Ecuador, Venezuela, and Dominican Republic.  Mr. Kornze directed minesite exploration activities for the Barrick Goldstrike Mine, and the Betze, Meikle, Deepstar, Screamer, and Rodeo deposits. He managed the Betze/Deep Post reserve development drilling and reserve estimation, along with general U.S. exploration. Mr. Kornze was Chief Geologist for Operations and New Projects at Barrick Mercur Gold Mines, Inc. from 1985 – 1986. Prior to working for Barrick, Mr. Kornze was Chief Geologist for Newmont Mines Ltd., Similkameen Division, B.C., and Newmont Mining Corporation (NYSE: NEM) of Canada from 1968 to 1981. Mr. Kornze has a B.Sc. Geological Engineering, Colorado School of Mines, and is a Professional Engineer of the Province of British Columbia. He also serves as a director of other Toronto Stock Exchange Venture listed mining companies.

Joseph H. Baird – Director brings over 30 years of mineral law experience to Thunder Mountain Gold. Mr. Baird is currently a partner in the Boise, Idaho law firm of Baird Hanson LLP, which firm has been lead counsel for permitting more mining projects in Idaho than any other law firm. Mr. Baird has provided environmental and mining counsel to a wide variety of New York Stock Exchange, Toronto Stock Exchange and venture capital mineral companies, including base and precious metal production companies, industrial mineral producers, exploration and mineral land management companies. He currently sits on the Board of the American CuMo Mining Corporation, which is advancing the "largest un-mined molybdenum deposit in the world" in Boise County, Idaho. In 2011, Mr. Baird was President of American Exploration and Mining Association, formerly the Northwest Mining Association, and has served on the Executive Committee or Board of the Association since 2003.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” ALL OF THE NOMINEES

PROPOSAL 2: RATIFICATION AND REAPPROVAL OF THE STOCK OPTION PLAN

Introduction

Pursuant to Policy 4.4 of the Toronto Stock Exchange Venture Listing (“TSX-V”) Corporate Finance Manual, all TSX-V listed companies are required to adopt a stock option plan prior to granting incentive stock options.

On July 19, 2011, the Shareholders ratified and approved the Stock Option Plan ("SOP" or the “Plan”). The Plan became effective May 2, 2010 and terminates the earlier of (i) ten years from effective date; or, (ii) the date determined by the Board of Directors.

The Company’s Stock Option Plan as previously approved, contains “Evergreen” and “rolling maximum” provisions and is a “rolling” plan. Under TSX-V policies, all such “rolling” stock option plans must be approved and ratified by shareholders on an annual basis.

As of December 31, 2013, there were 2,675 shares available for future grants under our Plan. As of December 1, 2014, there were 977,675 shares available for future grants under our Plan.

Stock Option Plan Information

The maximum number of options and shares that could be granted under the Plan for calendar year 2011 was 2,700,000; and the maximum number of options and shares that could be granted under the Plan for calendar year 2012 was 1,016,750. The total options and shares that were granted under the Plan for calendar year 2011 was -0- and the maximum number of options and shares that were granted under the Plan for calendar year 2012 was 990,000. The total options and shares that were granted under the Plan for calendar year 2013 was 2,990,000 and the maximum number of options and shares that could be granted under the Plan for calendar year 2013 was 2,992,675. The total options and shares that were granted under the Plan as of December 1, 2014 was 2,990,000 and the maximum number of options and shares that could be granted under the Plan as of December 1, 2014 was 3,991,754.

Purpose of Plan

The Plan is a stock-based incentive bonus program, and its purpose is to motivate and reward eligible officers, directors, employees, and consultants for good performance by allowing the issuance of stock options and common stock. The Company's directors, executive officers, employees and consultants are eligible to receive benefits under the SOP and to afford these individuals the opportunity to acquire a proprietary interest in the Company; and to enable the Company to enlist and retain the best available talent for the conduct of its business

Plan Administration

The Plan is current administered by THMG’s Board of Directors.  The Plan provides for the grant of stock options, incentive stock options, restricted stock awards, and incentive awards to eligible individuals, namely President, Vice-President, Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer and/or Principal Financial Officer, Directors, and Advisors.

Date of Plan Effectiveness and Prior Ratified Granted Options

The Plan became effective on May 2, 2010, and options for 2,000,000 shares were granted on August 24, 2010. Those grants of options were ratified by shareholders on July 19, 2011. The effective date of those options granted was August 24, 2010. For accounting purposes, the options granted were valued as of July 19, 2011, which was the shareholder ratification and approval date. For legal and tax purposes, the options were deemed granted and valued as of August 24, 2010.

The Company did not make any option or share grants in 2013.  As of December 1, 2014, the Company had not made any grants of shares or options.  The Company made additional stock option grants of 990,000 in 2012. Those Option grants were ratified by our shareholders on April 30, 2013. There were no stock options or shares granted in 2011.

Summary of Plan

The following summary highlights selected information about Plan and may not contain all of the information that is important to you. You should carefully read the entire Plan and entire statement for a complete understanding of the Plan. The Plan is attached as Appendix A.

General.  The Plan is a non qualified deferred compensation Plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), nor is it subject to the Employee Retirement Income Security Act of 1974, as amended.

Eligibility. Under the Plan eligible individuals affiliated with the Company include: any employees, President, Vice-President, Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer and/or Principal Financial Officer, Directors, and advisors.  Advisors are only eligible if they have furnished bona fide services to the Company and the services are not related to the offer or sale of securities in a capital-raising transaction.

Administration.  The Plan is administered by the Compensation Committee, or if no Compensation Committee has been appointed then the Board of Directors will administer the Plan (the “administrators”). Currently there is no Compensation Committee. The Compensation Committee will have the authority to select, from among eligible persons, the individuals to whom awards will be granted, the number of shares of stock subject to each award, the dates on which the awards will be granted, the pricing and vesting of any awards, to make any combination of awards to any Eligible Participant and to determine the specific terms of each award. The interpretation and construction of any provision of the Plan by the administrators shall be final and conclusive.

Reserved Shares.  The Plan provides for “rolling maximum” and “Evergreen” provisions into the Plan(1) The rolling maximum provision provides that the maximum number of Shares issuable under the Plan is a fixed percentage of 10% of the total number of common shares outstanding, which as of December 1, 2014 represented 40,268,228  Shares on a non-diluted basis.  The Plan also allows the number of Shares available for issuance under the Plan to increase automatically with increases in the total number of Shares outstanding.  The Evergreen provisions allowed Shares that are issued upon exercise of options under the Plan to become re-available for grant.

Vesting and Forfeitability.  Under the Plan, the vesting of any award is determined by the Compensation Committee.

______________

(1) A “rolling maximum” is a fixed maximum percentage of the Company’s outstanding shares, whereby the number of Shares under a Plan increase automatically with increases in the total number of shares. “Evergreen” provisions permit the reloading of shares that make up the available pool of Shares for the SIP, once the options granted have been exercised.

Stock Options.  The Plan permits the granting of non-transferable stock options that either qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options" or "ISOs") or do not so qualify ("Nonstatutory Stock Options" or "NSOs"). The term of each option will be fixed by the administrators but may not exceed ten years from the date of grant in the case of ISOs. The administrators will determine the time or times each option may be exercised. Options may be made exercisable in installments, exercisability may be suspended during certain leaves of absence or reductions in work hours and the exercisability of options may be accelerated by the administrators. The option exercise price for each share covered by an ISO will not be less than 100% of the fair market value of a share of Common Stock on the date of grant of such option.  The exercise price for any ISO granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of the common stock on the date of grant and such ISO must expire not later than five years after the grant date.  ISOs are also subject to various limitations not imposed on NSOs. For example, the aggregate fair market value (determined at the date of grant) of common stock subject to all ISOs held by an Eligible Participant that are first exercisable in any single calendar year cannot exceed $100,000. ISOs may not be transferred other than upon death, or to a revocable trust where the Eligible Participant is considered the sole beneficiary of the stock option while it is held in trust.

The consideration to be paid for shares issued upon exercise of options granted under the Plan, including the method of payment, is determined by the administrators and  consists entirely of cash, check, or wired funds; or (ii)  any combination of the foregoing methods.

All options granted under the Plan are evidenced by a stock option agreement between the Company and the optionee to whom such option is granted. Options granted to persons subject to Section 16 of the Exchange Act may impose additional restrictions necessary to comply with Rule 16b-3.

Pricing of Options.  Under the Plan, exercise of a particular option shall be such price, fixed by the Committee. However, the exercise price for options and rights granted under the Plan will not be less than the Discounted Market Price of the Common Stock if listed on the TSX-V at the time of the option grant; or, 85% of the Fair Market Value of the Common Stock if not listed on the TSX-V at the time of the option grant. Discounted Market Price is as defined under Policy 1.1 of the TSX-V, and Fair Market Value is as defined in paragraph 2.1 n. of the SOP.

Repricing.  In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) will any adjustment be made to a stock option under the SOP (by amendment, cancellation and re-grant, exchange or other means) that would constitute a re-pricing of the per share exercise price of the award.

Term of Options. Under the Plan, no Option may exceed ten years.

Nontransferability.  Options granted pursuant to the Plan are nontransferable by the Eligible Participant, other than by will or by the laws of descent and distribution or a Qualified Domestic Relations Order, and may be exercised, during the lifetime of the Eligible Participant, only by the Eligible Participant.

Common Stock.  The Plan also permits an outright grant of stock, usually at nominal or no cost. The difference is that a restricted stock plan usually has vesting restrictions, which affords some tax deferral as well as encouraging employee retention. Typically an award of restricted stock will not vest until the employee has completed a specified period of service with the employer. During the restricted period, however, Eligible Participants are considered the owners of the stock and will, therefore, be entitled to receive the dividends and to vote the shares during the restricted period.  Since no stock or cash is needed by an employee to acquire restricted stock, there is significant value inherent in the award at the time of the grant. Employee taxability is deferred until full vesting occurs.

Adjustment upon Changes in Capitalization.  Subject to any required action by the shareholders of the Company, in the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of issued shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares that have been reserved for issuance under the Plan (including shares subject to an option or right) and the price per share covered by each outstanding Stock Option. In the event of the proposed dissolution or liquidation of the Company, all outstanding Stock Options will terminate immediately prior to the consummation of such proposed action. However, the Board of Directors may, in its discretion, make provision for accelerating the exercisability of shares subject to Stock Options under the Plan in such event.

Amendment and Termination.  The Board may amend, alter, suspend or discontinue the Plan at any time, but such amendment, alteration, suspension or discontinuation shall not adversely affect any Stock Option then outstanding in the Plan, without the written consent of the Eligible Participant. To the extent necessary and desirable to comply with Section 422 of the Internal Revenue Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any amendment to the Plan in such a manner and to such a degree as required.  Subject to applicable laws and the specific terms of the Plan, the administrators may accelerate any option, right or award or waive any condition or restriction pertaining to such option at any time. The administrators may also substitute new options, rights or awards for previously granted options, including previously granted options having higher option prices and may reduce the exercise price of any option.

Payment for Option Exercise Price.   Payment of the option exercise price may be in cash, check, or wired funds. The Committee may not permit "cashless" option exercises.

Internal Revenue Code Section 409A.   Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the Plan. The intent is for the Plan, including any awards available thereunder, to comply with the requirements of Section 409A of the Code to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee's separation from service.

Management believes approval of the unallocated issuances and ratification of prior grants enhances the Company’s ability to retain, attract, motivate and reward its employees, officers, directors, and consultants.

Vote Necessary to Authorize the Unallocated issuances under the Plan and Ratify Prior Stock Option Grants.

The affirmative vote of the holders of a majority of the shares of the Corporation’s common stock represented and voting at the Annual Meeting is required to ratify and reapprove the Stock Option Plan. Unless marked to the contrary, proxies received will be voted FOR ratification and reapproval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2

PROPOSAL 3: RATIFICATION OF INDEPENDENT AUDITORS

DeCoria, Maichel & Teague P.S. independent Certified Public Accountants (“DM-T”), have again been selected by the Board of Directors as the independent auditors for the Company for the fiscal year ending December 31, 2014. Shareholder ratification of the selection of DM-T as the Company’s independent auditors is not required by the Bylaws or otherwise. However, Management is submitting the selection of DM-T to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, Management will reconsider whether or not to retain that firm. Even if the selection if ratified, Management in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

DM-T has served as an independent auditor for the Corporation since the fiscal year ended December 31, 2005. This firm is experienced in the field of accounting and is well qualified to act in the capacity of auditors. DM-T will not be represented at the annual meeting, but questions from shareholders will be subsequently presented to the auditors for response.

The following table presents fees billed to the Company relating to the audit of the Financial Statements at December 31, 2013, as provided by DeCoria, Maichel and Teague, P.S. We expect that DeCoria, Maichel and Teague, P.S. will serve as our auditors for fiscal year 2014.

Year Ended	December 31, 2013	December 31, 2012
Audit fees	$ $47,338	$49,453
Audit-related fees	-	-
Tax fees	5,570	-
All other fees	-	-
Total Fees	$52,908	$49,453

The Company’s Board of Directors reviewed the audit services rendered by DeCoria, Maichel and Teague, P.S. and concluded that such services were compatible with maintaining the auditors’ independence. All audit, non-audit, tax services, and other services performed by the independent accountants are pre-approved by the Board of Directors to assure that such services do not impair the auditors’ independence from the Company. The Company does not use DeCoria, Maichel and Teague, P.S. for financial information system design and implementation. We do not engage DeCoria, Maichel and Teague, P.S to provide compliance outsourcing services.

Audit Fees represent the aggregate fees billed by DM-T for the audit of our annual financial statements included in the Annual Report on Form 10-K, review of financial statements included in the Quarterly Reports on Form 10-Q, the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects, and services normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-related fees consist of assurance and related services that include, but are not limited to, internal control reviews, attest services not required by statute or regulation and consultation concerning financial accounting and reporting standards.

Tax Fees represent the aggregate fees billed by DM-T for tax compliance services.

All Other Fees represent the aggregate fees billed by DM-T for services other than those reported in the above categories.

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of  DeCoria, Maichel & Teague P.S.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2

PROPOSAL 4:  OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies.

Additional Company Information

Security Ownership of Certain Beneficial Owners and Management

The following table summarizes ownership of common stock by our officers and directors and beneficial owner of more than 5% of the outstanding shares of our common stock, as of December 31, 2013:

Unless otherwise indicated in the footnotes, the principal address of each of the shareholders below is c/o Thunder Mountain Gold, Inc., 11770 W. President Drive, Ste. F, Boise, Idaho 83713.

Name of Shareholder	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Directors and Executive Officers
E. James Collord	1,703,200(2)(3)	4.25%
Eric T. Jones	2,180,508(2)	5.25%
Joseph Baird G. Peter Parsley	1,000,000 (2) 581,962(2)	2.5% 1.5%
Robin S. McRae (retired)	439,307(2)	1.1%
Edward Fields	142,393(2)	0.4%
Doug Glaspey	150,000(2)	0.4%
R. Llee Chapman	361,800(2)	0.9%
All current executive officers and directors as a group	6,559,170	16.5%
5% or greater shareholders
Paul A. Beckman	2,250,000	5.6%

(1) Based on 40,268228 shares of common stock issued and outstanding as of March 8, 2014.

(2) Sole voting and investment power.

(3) Includes 50,000 shares held in trust for Mr. Collord’s Son, Jerritt Collord.

Outstanding Equity Awards at Fiscal Year-End

There were no options granted to our officers and directors for the year ended December 31, 2013.

On November 29, 2012, our Board of Directors authorized the grant of options to acquire 990,000 shares of common stock for our officers, directors, and key advisers.

The following table summarizes options outstanding to our officers and directors as of December 31, 2013:

Outstanding Equity Awards as of December 31, 2013

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (US$)	Option Expiration Date
Eric T. Jones President, C.E.O., and Director	-0-	600,000	-0-	$0.27, $0.09
Glen P. Parsley V Director	-0-	500,000	-0-	$0.27, $0.09
E. James Collord C.O.O. and Director	-0-	600,000	-0	$0.27, $0.09
Llee Chapman[1] C.F.O. and Director	-0-	250,000	-0-	$0.27, $0.09
Doug Glaspey Director	-0-	200,000	-0-	$0.27, $0.09
Robin S. McRae Director (retired)	-0-	200,000	-0-	$0.27, $0.09
Edward Fields Director	-0-	200,000	-0-	$0.27, $0.09

[1]

Effective September 5, 2014, R. Llee Chapman resigned as a Director of Thunder Mountain Gold, Inc.

Compensation Discussion and Analysis/ Executive Compensation

Elements of Our Compensation Program

The three primary components of our executive compensation program are: (i) base salary, (ii) incentive compensation in the form of cash bonuses, and (iii) equity compensation.

Jim Collord voluntarily reduced his salary to $12,000 per year commencing in June 2008 which continued throughout 2009 to maximize financial resources available for exploration efforts. His salary was reinstated at rate of 60,000 per year from January to August 2010. In early 2011, Mr. Collord voluntarily reduced his salary to $1/month until November of 2012, when the financial condition of the Company improved. Mr. Collord again decided to suspend his salary in July of 2013 until the company became financially secure.

Eric Jones commenced working for the Company in February 2008 at a 75% of a full-time rate of $100,000 per year, or $75,000 per year which was further reduced to a temporary rate of $12,000 per year starting June 1, 2009 through September 30, 2009.  His salary was returned to the 100% full-time rate of $100,000 starting in October 2009. In September 2010 his salary was increased to $110,000 per year.  In early 2011, Mr. Jones also voluntarily reduced his salary to $1/month until November 2012 when the financial condition of the Company improved. Mr. Jones voluntarily suspended his salary in July of 2013, until the company became financially able to pay him.

Pete Parsley discontinued his full-time position as Vice President and Exploration Manager during 2012, but remained on the board of the Company, until he resigned on December 11, 2013.

On August 24, 2010 the Board approved, subject to Shareholder approval of its SIP, a grant of 2.0 million options under the SIP to Directors, Executive Officers and other non-employees consultants. The options have a strike price of $0.27. The option certificates will reflect the actual date of the SIP by shareholders, which was July 17, 2011.

On November 29, 2012 the Board approved a grant of 990 thousand options under the SIP to Directors, Executive Officers and other non-employees consultants. Shareholder approval for the award was granted on April 30, 2013. The options immediately vested. Management valued the options as of the date of grant using a Black-Scholes option pricing model resulting in $89,038 expense being recorded.

Except as disclosed above, no other compensation in the form of stock grants, options or bonuses were given to the above Officers and Directors during the year ending December 31, 2013.

The Company does not have written employment agreements with Messrs. Jones or Collord.

Employment Contracts

During 2013, there were two paid Company employees - Eric Jones and Jim Collord.  They were employed per resolution of the Board and other than a monthly salary, plus normal burden, there are no other contractual understandings in the resolutions.  Each is reimbursed for the use of personal office equipment and phones, and Jim and Eric are reimbursed for health insurance and related costs up to a set maximum amount.

Director Compensation

The directors were entitled to receive reimbursement of reasonable expenses incurred in connection with Board-related activities for serving on our Board of Directors and committees of our Board.

Compensation Risk Assessment

As required by rules adopted by the SEC, Management has made an assessment of the Company’s compensation policies and practices with respect to all employees to determine whether risks arising from those policies and practices are reasonably likely to have a material adverse effect on the Company. In doing so, Management considered various features and elements of the compensation policies and practices that discourage excessive or unnecessary risk taking. As a result of the assessment, the Company has determined that its compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Summary Compensation Table

Compensation to directors also included reimbursement of out-of-pocket expenses that are incurred in connection with the directors’ duties associated with our business.  There is currently no other compensation arrangements for our directors. The following table provides certain summary information for the fiscal years ended December 31, 2013, 2012, and 2011, respectively, concerning compensation awarded to, earned by or paid to our Chief Executive Officer, Chief Financial Officer and three other highest paid executive officers, including our Directors:

Name & Position	Year	Salary (US$)	Bonus (US$)	Stock Awards (US$)	Option Awards (US$)	Non-Equity Incentive Plan Compen- sation (US$)	Change in Pension Value & Non-Qualified Deferred Compensation Earnings (US$)	All Other Compensation/ Directors Fee (US$)	Total (US$)
Eric T. Jones, President, CEO	2013 2012 2011	$29,966 $26,337 $103,335	- $28,663 -	- - $17,000	- - -	- - -	- - -	- - -	$47,966 $55,000 -
Jim Collord, Vice President, COO	2013 2012 2011	$36,510 $11,002 -	- - -	- $16,498	- - -	- - -	- - -	- - -	$54,510 $27,500 -
R. Llee Chapman CFO,Director	2013 2012 2011	- - -	- -	- - -	$9,000 $24,000 -	- - -	- - -	- - -	$9.,000 $24,000 -
Pete Parsley, V.P. & Director	2013 2012 2011	- $23,542	- - -	- - -	- $9,000 -	- - -	- - -	- - -	$9,000 $23542 -
Doug Glaspey Director	2013 2012 2011	- - -	- - -	- - -	- $9,000 -	- - -	- - -	- - -	- $9,000 -
Robin S. McRae, Director	2013 2012 2011	- - -	- - -	- - -	$9,000 - -	- - -	- - -	- - -	9,000 $24,660 $8,500
Edward Field, Director	2013 2012 2011	- - -	- - -	- -	$9,000 - -	- - -	- - -	- - -	$9,000 $24,660 $8,500

There are no compensatory plans or arrangements for compensation of any Director in the event of his termination of office, resignation or retirement.

No grants of Stock Appreciation Rights were given during the fiscal years ended December 31, 2013 or December 31, 2012, respectively. There are no compensatory plans or arrangements for compensation of any Director in the event of his termination of office, resignation or retirement.

Related Party Transactions

During the year ended December 31, 2013, we had the following transactions with related parties:

On June 6, 2013, the Company received funds of $20,000 from Jim Collord, a director.  In accordance with the terms of the note, the Company pays Mr. Collord 1% per month for interest. Principal and interest were due in full on November 30, 2013.  In July 2013, a Company vehicle with no book value was transferred to Mr. Collord in agreed-upon satisfaction of $10,000 of the principal, which resulted in a $10,000 gain on the disposal of the asset. During August 2013, Mr. Collord advanced an additional $15,000 to the Company, under a new note was entered into and the total amount of $25,000 is due on February 28, 2014.  The note was paid in full on February 4, 2014. At December 31, 2013, the Company had accrued interest of $1,500 payable to Mr. Collord.

On July 31, 2013 the Company received $20,000 from Rolf Hess, a stockholder, under a convertible promissory note.  Terms of the note call for interest at 1% per month, with the entire balance of principal and interest due in full on December 1, 2013.  The convertible promissory note contains the option for the holder to convert any portion of the principle and interest into Company common stock at 75% of the average closing bid price of the stock for the twenty trading days ending the day prior to the conversion.  At inception, management determined the conversion price would have been $0.054.  On that date, the market price for the Company’s common stock exceeded the conversion price as calculated.

The convertible note contained a beneficial conversion feature of $9,425 which was recognized as a discount on the note on the date of issuance. The discount was amortized over the note term using the straight-line method, which approximates the effective interest method. For the year ended December 31, 2013, the Company recorded $9,425 in interest expense related to the amortization of the discount. This note was converted to common stock and warrants in the private placement on December 1, 2013.

On November 29, 2012 the Board approved a grant of 990,000 options under the SIP to Directors, Executive Officers and other non-employees consultants. Shareholder approval for the award was granted on April 30, 2013. The options immediately vested. Management valued the options as of the date of grant using a Black-Scholes option pricing model resulting in $89,038 expense being recorded.

Certain Business Relationships

There have been no unusual business relationships during the last fiscal year of the Registrant between the Registrant and affiliates as described in Item 404 (b) (1-6) of the Regulation S-K.

Indebtedness of Management

No Director or executive officer or nominee for Director, or any member of the immediate family of such has been indebted to the Corporation during the past year.

Directors’ Stock Purchases

Stock transactions for directors and officers were reported on Form 4 and are available on the SEC website.

CORPORATE GOVERNANCE

Board Meetings

The Company's Board of Directors held three formal meetings to date during the 2014 calendar year, and four formal meetings in 2013. In all periods, Directors attended the meetings either physically or via teleconference. Each incumbent director was in attendance at all meetings, whether in person or by telephone.  In addition, the Board of Directors acted by unanimous consent four times in 2013 and four times in 2012.

All directors are also expected to be present at the Company’s annual meeting.

Committees of the Board of Directors

There are two committees of the Board of Directors, namely, the Audit Committee and the Compensation Committee, There are no other committees. The Audit Committee met four times and the Compensation Committee met or acted by unanimous written consent one times.

During fiscal 2013 and until September, 2014, the Audit Committee consisted of the following members: R. Llee Chapman, Douglas Glaspey and Edward Fields. Mr. Chapman was appointed as Chair of the Audit Committee. The Directors designated R. Llee Chapman as the “audit committee financial expert” as defined under the applicable rules of the SEC. The Audit Committee’s purpose is to assist the Board of Directors in fulfilling its fiduciary responsibilities as pertaining to the accounting policies and reporting practices of Thunder Mountain Gold pursuant to the Committee’s charter. All of the foregoing directors are independent. The Audit Committee has conducted oversight activities for Thunder Mountain Gold, Inc. in accordance with the duties and responsibilities outlined in the Audit Committee charter. Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee also recommends to the Board of Directors the selection of the Company’s independent accountants. The Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Company’s independent auditors. The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of Management and the independent auditors, nor can the Audit Committee certify that the independent auditors are "independent" under applicable rules. The Audit Committee serves as a board-level oversight, in which it provides advice, counsel and direction to Management and the auditors on the basis of the information it receives, discussion with Management and the auditors, and the experience of the Audit Committee’s members in business and financial matters. The report of the Audit Committee is attached hereto. Effective September 5, 2014, R. Llee Chapman resigned as a Director.

The Compensation Committee conducts an annual review to determine whether the Company’s executive compensation program is meeting the goals and objectives set by the Board of Directors. The Compensation Committee recommends for approval by the Board of Directors the compensation for the Chief Executive Officer and directors, including salaries, incentive compensation levels and stock awards, and reviews and approves compensation proposals made for the other executive officers.  The Compensation Committee consists of the following members:   Doug Glaspey, Pete Parsley, and Edward Fields. Mr. Glaspey was appointed as Chair of the Compensation Committee. The Board first appointed the Compensation Committee in May of 2012. The Compensation Committee met on one occasion in 2012. The Compensation Committee is comprised of three non-employee directors. The purpose of the Compensation Committee is to research and make recommendations to the Board of Directors regarding compensation issues affecting employees, management, directors, consultants and other non-employees of the Company. The Compensation Committee has overall responsibility for evaluating and approving benefit, bonus, incentive compensation, severance, equity-based, stock option and other compensation plans covering the employees of the Company and other programs.

Compensation Committee Interlocks and Insider Participation

The following directors served as members of the Compensation Committee during some or all of fiscal year 2013: Mr. Parsley, Mr. Fields, and Mr. Glaspey.  During fiscal year 2014, Mr. Fields and Mr. Glaspey served as members of the Compensation Committee.

Related Person Transactions Policy and Procedures

As set forth in the written charter of the Audit Committee, any related person transaction involving a Company director or executive officer must be reviewed and approved by the Audit Committee. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. Related persons include any director or executive officer, certain shareholders and any of their “immediate family members” (as defined by SEC regulations). In addition, the Board of Directors determines on an annual basis which directors meet the definition of independent director under the Nasdaq Listing Rules and reviews any director relationship that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

Code of Ethics

The Company has adopted a Code of Ethics, which applies to the business conduct of directors, officers, and employees. On June 15, 2010, our Board of Directors adopted a code of ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our Code of Ethics is available for viewing on our website at www.thundermountaingold.com. A copy of the Code of Ethics may also be obtained without charge by written request to the Company’s Corporate Secretary. If we make any substantive amendments to our Code or grant any waiver, including any implicit waiver from a provision of the Code for our directors or executive officers, we will disclose the nature of such amendment or waiver in a report on Form 8-K. Our Code of Ethics was filed as an exhibit to our report on Form 8-K for the period ended July 19, 2010.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Company’s “Compensation Discussion and Analysis.” Based on this review and discussions, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and the Company’s Annual Report to Shareholders on Form 10-K for the fiscal year ended December 31, 2013.

Compensation and Assessment

The Board determines the compensation for the Company’s directors and officers, based on industry standards and the Company’s financial situation. Other than stock options granted to directors from time to time and reasonable expenses, directors currently do not receive any remuneration for their acting in such capacity. The Board assesses, on an annual basis, the contribution of the Board as a whole and each individual director, in order to determine whether each is functioning effectively.  If prudent, changes are made.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially owns more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  To our knowledge, no persons failed to file on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2013.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Company's next Annual meeting is tentatively scheduled for January, 2016. A Shareholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement for that meeting must notify the Company’s Secretary of the terms and content of the proposal no later than November 15, 2015. The Company’s By-Laws outline the procedures including notice provisions, for stockholder nomination of directors and other stockholder business to be brought before stockholders at the Annual Meeting. A copy of the pertinent By-Law provisions is available upon written request to Secretary, Thunder Mountain Gold, Inc., 11770 W. President Drive, Ste. F, Boise, Idaho  83713.

FORM 10-K

Any shareholder of record may obtain a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the "Form 10-K"), without cost, upon written request to the Secretary of the Company, after it has been filed with the Securities Exchange Commission. The Form 10-K is not part of the proxy solicitation material for the Annual Meeting. Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address http://www.sec.gov.

By Order of the Board of Directors

/s/ Eric T.  Jones

Eric T.  Jones, President & Principal Executive Officer

December 8, 2014

THUNDER MOUNTAIN GOLD, INC.

11770 W. President Drive, Ste. F

Boise, Idaho  83713

(775) 738-9826

(PROXY GRAPHIC)

Electronic Voting Instructions

You can vote by Internet: Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose to vote via the Internet as outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet must be received by April 29, 2014 at 1:00 p.m. Mountain time.

Vote by Internet • Log on to the Internet and go to www.investorvote.com/THMG • Follow the steps outlined on the secured website.

IF YOU HAVE NOT VOTED VIA THE INTERNET, RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

PROXY

The undersigned hereby revokes all previous proxies for his stock and appoints E. James Collord and Eric Jones, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Thunder Mountain Gold, Inc, which the undersigned is entitled to vote at the Annual Meeting of the shareholders to be held at The Courtyard by Marriott, 1789 South Eagle Road, Meridian, ID  83642 on January 20, 2015 at 1:00 p.m. Mountain time, including any adjournments thereof.

1.

Election of Directors

E. James Collord

For                    Against                    Abstain

Eric T. Jones

For                    Against                    Abstain

Edward D. Fields

For                    Against                    Abstain

Larry D. Kornze

For                    Against                    Abstain

                   Douglas J. Glaspey

For                    Against                    Abstain

Joseph H. Baird

For                    Against                    Abstain

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

2.

To ratify and reapprove the Stock Option Plan.

For                    Against                   Abstain

3.

To ratify and approve Decoria. Maichel & Teague as independent auditors.

For                    Against                   Abstain

4.

In his discretion the proxy is hereby authorized to vote upon such other matters as may properly come before the meeting.

For                    Against                   Abstain

(To be signed on the other side.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, and 4

Please sign exactly as your name appears on the proxy.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee, or guardian, please give title as such.  If a corporation, please sign in corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature

Signature if held jointly

Date:_______________________

Please return this proxy in the envelope provided unless you vote by the internet.

I will                 or will not                  attend the meeting.

Your vote through the Internet authorizes the proxies named on the front of this proxy card in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote your shares through the internet, there is no need for you to mail back your proxy card. By signing this proxy card or voting through the Internet, you acknowledge receipt of the Notice of Annual Meeting of Stockholders to be held January 20, 2015 and the Proxy Statement dated December 10, 2014.

(Over)